UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04244

SOUND SHORE FUND, INC.

(Exact name of registrant as specified in charter)

3435 Stelzer Road

Columbus, OH 43219

(Address of principal executive offices) (Zip Code)

T. Gibbs Kane, Jr., President

8 Sound Shore Drive

Greenwich, Connecticut 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 551-1980

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Item 1. Reports to Stockholders.

3435 STELZER ROAD, COLUMBUS, OH 43219 1-800-551-1980

December 31, 2013

Dear Investor:

The Sound Shore Fund Investor Class (ticker SSHFX) ended December 31, 2013 with a net asset value of $49.05 per share, after a year-end income distribution of $0.1495 per share. The fourth quarter total return of 10.91% exceeded that of the Standard & Poor’s 500 Index (“S&P 500”) which rose 10.51% and the Dow Jones Industrial Average (“Dow Jones”) which rose 10.22%. For the year, the Fund gained 41.53% which compared well with the S&P 500 and the Dow Jones, which had positive returns of 32.39% and 29.65%, respectively.

We are required by the SEC to say that: Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s Investor Class 1, 5, 10, and 15-year average annual total returns for the period ended December 31, 2013 were 41.53%, 17.61%, 7.87%, and 7.20%, respectively. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 0.94%. For the most recent month-end performance, please visit the Fund’s website at www.soundshorefund.com.

The S&P 500 Index had its strongest advance in sixteen years despite tepid U.S. real economic growth of approximately 2% that was below its long term norm of 3.4%. The market’s achievement also overcame numerous other obstacles including January’s fiscal cliff/sequester, October’s debt ceiling showdown/shutdown, the doubling (off a low base) of long-term interest rates, and the Fed’s Hamlet-esque taper drama (“To tighten, or not to tighten . . . ?”). Corporations continued to exhibit conservative capital management and admirable cost controls, enabling profit margins to expand to their highest level in over four decades.

In 2013 the Sound Shore Fund posted its best absolute performance year since its 1985 inception. Contribution was very broad, led by ten stocks from six different sectors that gained 50% or more including: Applied Materials, Aon, Cardinal Health, CVS Caremark, Google, Southwest Airlines, Owens-Illinois, Charles Schwab, Thermo Fisher Scientific, and WellPoint. Consistent with our 35-year contrarian investment approach, these previously out-of-favor issues benefitted from making company-specific progress versus low consensus fundamental expectations.

Among our top 2013 contributors, UK-based insurance broker Aon provides an excellent case study of our value strategy. We started our Aon holding in the third quarter of 2012 when the stock was priced below norm at 11 times forward earnings and boasted an 8% free cash flow yield. At that time, investors were concerned that recent international acquisitions would impede results due to sluggish global growth, especially in Europe. We concluded, however, that Aon’s newly more global platform, with over half of revenues outside the US, would actually facilitate near term cost and tax reductions and drive earnings above street forecasts. As well, against a moderate organic growth outlook, management was committed to higher shareholder distributions. Since we initiated our position, Aon’s stock has gained 70% as the company has levered its regional diversity to deliver 20% annual earnings per share growth and distributed over 7% of its market cap via dividends and share repurchases.

Viewed from a wider angle, Aon is also emblematic of the diverse opportunity set resulting from Sound Shore’s research. We continue to find that successful value investments are less a function of geographic domicile (e.g. Aon recently relocated from Chicago to London) or sector, and more defined by the business and management details of each situation. Accordingly, Sound Shore’s holdings had approximately 43% on average of their 2012 revenues sourced from outside the U.S.

Meanwhile, sluggish energy markets held back global integrated oil major BP, a representative 2013 laggard, though it still gained 17%. Slower emerging markets kept many commodities in check or worse, including oil. We believe that at 10 times forward earnings, BP remains a compelling risk-reward opportunity given the company’s efforts to build value though focusing on core assets and reallocating substantial asset sale proceeds to share repurchases and higher dividends.

After two strong years for U.S. stocks and with most major indices finally breaking through their prior 2007 and 2000 highs, investment pundits have quickly reverted to skepticism about equities. We are wary as always: One favorite self-description is “neither bullish nor bearish, but skittish.” However, the S&P 500 forward price-earnings multiple of 16 times has only just recovered to its long-term norm and economic expansion remains far below its capacity. Additionally, fund investors have only begun to return to equities (inflows of $24 billion in 2013) after six years of post-financial crisis cumulative outflows of $612 billion, according to the Investment Company Institute. Asset class skepticism would seem much more appropriate for bonds where the inverse is true — $83 billion of net outflow in 2013 versus $1,187 billion invested from 2007-2012.

Morningstar nominated our managers for ‘2013 US Domestic-Stock Fund Manager of the Year’ based upon the Sound Shore Fund’s recent and long-term performance and stewardship. While naturally pleased, we are heeding the wisdom of basketball’s Coach K, Mike Krzyzewski, and focusing on the “Next Play” and not on past results. For us, the Next Play means continuously researching stocks that are cheap versus their historic norms and the market and where value is building ahead of Wall Street expectations. In the current environment, our emphasis on stock-specific sources of outperformance should prove as relevant as ever. We have maintained an emphasis on strong companies pursuing owner friendly uses for their free cash as confirmed by the portfolio’s combined dividend plus share repurchase yield which exceeds that of the S&P 500.

Additionally, we announced in December 2013 the opening of a new Institutional share class of the Sound Shore Fund, which trades under the ticker SSHVX.

We are sad to note that Richard E. McConnell passed away on January 16, 2014 at the age of 88. Dick was our mentor at Sound Shore Management’s founding in 1978 and also served on the inaugural Sound Shore Fund board starting in 1985. He had a magical way of tying his decades of investing experience into phrases and stories that captivated prospects, clients, and partners alike. Those of us who had the privilege to know Dick will always remember and be grateful for his engaging presence.

Finally and as always, we thank you for your continued support and investment alongside us in the Sound Shore Fund.

Sincerely,

SOUND SHORE FUND

Harry Burn, III

John P. DeGulis

T. Gibbs Kane, Jr.

Co-Portfolio Managers

Fund returns assume the reinvestment of all dividend and capital gain distributions. The Standard & Poor’s 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The Dow Jones Industrial Average consists of 30 stocks that are considered to be major factors in their industries and that are widely held by individuals and institutional investors. It is not possible to invest directly in an Index or Average.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

This letter may contain discussions about certain investments both held and not held in the portfolio. As required by the Financial Industry Regulatory Authority (FINRA), we must remind you that current and future portfolio holdings are subject to risk. Percent of net assets as of 12/31/13:    Applied Materials, Inc.: 2.07%; Aon Corp.: 2.21%; BP PLC: 2.58%; Cardinal Health, Inc.: 2.17%; CVS Caremark Corp.: 2.51%; Google, Inc.: 2.60%; Southwest Airlines Co.: 1.99%; Owens-Illinois, Inc.: 1.93%; Charles Schwab Corp.: 2.08%; Thermo Fisher Scientific, Inc.: 2.66%; and WellPoint Inc.: 1.54%.

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. Mid Cap Risk: Securities of medium sized companies may be more volatile and more difficult to liquidate during market downturns than securities of large, more widely traded companies. Foreign Securities Risk: The Fund may invest in foreign securities primarily in the form of American Depositary Receipts. Investing in the securities of foreign issuers also involves certain special risks, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers including increased risks of adverse issuer, political, regulatory, market or economic developments. Investments in foreign securities also may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations.

The views in this letter were those of the Fund managers as of 12/31/13 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter. These views (i) are intended to assist shareholders in understanding the Fund’s present investment methodology and (ii) do not constitute investment advice. This letter must be preceded or accompanied by a current Fund prospectus. Distributed by Foreside Fund Services, LLC.

Established in 1988, the Morningstar Fund Manager of the Year award recognizes portfolio managers who demonstrate excellent investment skill and the courage to differ from the consensus to benefit investors. To qualify for the award, managers’ funds must have not only posted impressive returns for the year, but the managers also must have a record of delivering outstanding long-term risk-adjusted performance and of aligning their interests with shareholders’. Nominated funds must be Morningstar Medalists — a fund that has garnered a Morningstar Analyst Rating™ of Gold, Silver, or Bronze. The Fund Manager of the Year award winners are chosen based on Morningstar’s proprietary research and in-depth qualitative evaluation by its fund analysts.

The Morningstar Analyst Rating is not a credit or risk rating. Morningstar Analyst Ratings are subjective in nature and should not be used as the sole basis for investment decisions. Morningstar evaluates funds based on five key pillars, which are process, performance, people, parent and price. Morningstar’s analysts use this five pillar evaluation to identify funds they believe are more likely to outperform over the long term on a risk-adjusted basis. Analysts consider numeric and qualitative factors, but the ultimate view on the individual pillars and how they come together is driven by the analyst’s overall assessment and overseen by an Analysts Ratings Committee. The approach serves not as a formula but as a robust analytical framework ensuring consistency across Morningstar’s global coverage. A fund may receive a Gold rating and still have negative, flat or poor performance. Morningstar does not represent its Analyst Ratings to be guarantees nor should they be viewed as an assessment of a fund’s or the fund’s underlying securities’ creditworthiness. The references above should not be considered a solicitation to buy securities.

Investment and Performance Comparison (Unaudited)

The following chart reflects a ten-year comparison in the change in value of a hypothetical $10,000 investment in shares of the Investor Class of the Fund, including reinvested dividends and distributions, compared with a broad-based securities market index. The Standard and Poor’s 500 Index (the “S&P 500”) is a market-weighted index composed of 500 large capitalization companies and reflects the reinvestment of dividends. The Fund is professionally managed, while the S&P 500 is unmanaged and is not available for investment. The S&P 500 excludes the effect of any expenses, which have been deducted from the Fund’s return. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Furthermore, in the years 2003 through 2005, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Past performance cannot predict nor guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Results of an investment made today may differ substantially from the Fund’s historical performance. Current performance may be lower or higher than the performance data quoted.

AVERAGE ANNUAL TOTAL RETURN as of December 31, 2013
	One Year	Five Year	Ten Year
Sound Shore Fund - Investor Class	41.53%	17.61%	7.87%
Sound Shore Fund - Institutional Class[1]	41.81%	17.83%	8.08%
S&P 500 Index	32.39%	17.94%	7.41%

[1]

Performance information for the Institutional Class, prior to the commencement of operations on December 9, 2013, is based on the performance of Investor Class, and adjusted for the lower expenses applicable to the Institutional Class. As stated in the current prospectuses, the total annual fund operating expense ratio (gross) is 0.94% for the Investor Class and 0.85% for the Institutional Class. The Institutional Class’ net expense ratio is 0.75% since the Fund Adviser has agreed to reimburse essentially all of the ordinary expenses in excess of 0.75%. This agreement is in effect until at least January 1, 2015. For more information about expense reimbursements please see the notes to the financial statements.

The above information is not covered by the Report of the Independent Registered Public Accounting Firm.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2013

Sector/Industry Weightings (as of December 31, 2013)

as a percentage of Net Assets (Unaudited)

	Share Amount	Market Value
Common Stocks (98.9%)
Consumer Discretionary (10.6%)
Comcast Corp., Class A	872,900	$45,360,248
DIRECTV †	789,500	54,546,555
Kohl’s Corp.	749,700	42,545,475
Lowe’s Cos., Inc.	870,100	43,113,455
Time Warner, Inc.	603,900	42,103,908

		227,669,641

Consumer Staples (4.3%)
CVS Caremark Corp.	752,700	53,870,739
Procter & Gamble Co.	473,000	38,506,930

		92,377,669

Diversified Financials (14.4%)
Bank of America Corp.	3,632,800	56,562,696
Capital One Financial Corp.	709,400	54,347,134

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2013

	Share Amount	Market Value
Diversified Financials (Continued)
CIT Group, Inc. †	1,018,300	$53,083,979
Citigroup, Inc.	949,800	49,494,078
Invesco, Ltd.	1,390,700	50,621,480
The Charles Schwab Corp.	1,713,900	44,561,400

		308,670,767

Energy (11.2%)
Baker Hughes, Inc.	666,100	36,808,686
BP PLC ADR	1,138,200	55,327,902
Hess Corp.	605,000	50,215,000
Schlumberger, Ltd.	535,500	48,253,905
Weatherford International, Ltd. †	3,218,200	49,849,918

		240,455,411

Health Care (5.7%)
Cardinal Health, Inc.	697,000	46,566,570
UnitedHealth Group, Inc.	573,800	43,207,140
WellPoint, Inc.	357,000	32,983,230

		122,756,940

Industrials (5.5%)
General Electric Co.	1,870,400	52,427,312
Republic Services, Inc.	666,800	22,137,760
Southwest Airlines Co.	2,266,300	42,697,092

		117,262,164

Insurance (6.9%)
American International Group, Inc.	1,061,600	54,194,680
Aon PLC	564,900	47,389,461
Marsh & McLennan Cos., Inc.	980,400	47,412,144

		148,996,285

Materials (6.4%)
Alcoa, Inc.	3,985,800	42,369,054
E.I. du Pont de Nemours & Co.	815,400	52,976,538

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Continued)

DECEMBER 31, 2013

	Share Amount	Market Value
Materials (Continued)
Owens-Illinois, Inc. †	1,154,400	$41,304,432

		136,650,024

Pharmaceuticals, Biotechnology & Life Sciences (11.5%)
Agilent Technologies, Inc.	930,200	53,198,138
Hospira, Inc. †	965,300	39,847,584
Novartis AG ADR	606,600	48,758,508
Sanofi SA ADR	889,700	47,714,611
Thermo Fisher Scientific, Inc.	511,900	57,000,065

		246,518,906

Technology (17.5%)
Applied Materials, Inc.	2,506,300	44,336,447
Citrix Systems, Inc. †	849,978	53,761,108
Flextronics International, Ltd. †	5,224,100	40,591,257
Google, Inc., Class A †	49,650	55,643,252
Microsoft Corp.	1,281,800	47,977,774
Qualcomm, Inc.	846,500	62,852,625
Teradata Corp. †	353,200	16,067,068
Texas Instruments, Inc.	1,213,300	53,276,003

		374,505,534

Telecommunication Services (2.5%)
Vodafone Group PLC — SP ADR	1,362,000	53,540,220

Utilities (2.4%)
AES Corp.	3,597,600	52,201,176

Total Common Stocks (cost $1,428,081,365)		$2,121,604,737

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Concluded)

DECEMBER 31, 2013

	Share Amount	Market Value
Short-Term Investments (1.1%)
Money Market Fund (1.1%)
Western Asset Institutional U.S. Treasury Fund, 0.02% (a)	23,177,475	$23,177,475

Total Money Markets (cost $23,177,475)		$23,177,475

Total Investments (100.0%) (cost $1,451,258,840) *		$2,144,782,212
Other Assets less Liabilities (0.00%)		(771,400)

Net Assets (100.0%)		$2,144,010,812

†	Non-income producing security
(a)	Rate disclosed is as of December 31, 2013.

ADR — American Depositary Receipt

PLC — Public Limited Company

*	Cost for federal income tax purposes is $1,454,555,370 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$690,226,842
Gross Unrealized Depreciation	—

Net Unrealized Appreciation	$690,226,842

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2013

ASSETS
Investments, at value (Cost $1,451,258,840)	$2,144,782,212
Receivables:
Investments sold	5,601,389
Capital shares sold	1,296,121
Dividends	2,318,675
Prepaid expenses	77,215

Total Assets	2,154,075,612

LIABILITIES
Payables:
Investments purchased	6,321,887
Capital shares redeemed	1,974,081
Accrued liabilities:
Advisory fees	1,324,082
Administrator fees	40,007
Transfer agent fees and expenses	177,443
Custodian fees	6,387
Compliance and Treasurer Services fees	12,504
Professional fees	111,944
Other	96,465

Total Liabilities	10,064,800

Net Assets	$2,144,010,812

COMPONENTS OF NET ASSETS
Common stock, at Par Value	$43,712
Paid-in capital	1,467,064,841
Accumulated undistributed net investment income	135,739
Accumulated net realized loss on investments	(16,756,852)
Net unrealized appreciation on investments	693,523,372

Net Assets	$2,144,010,812

NET ASSET VALUE
Net Assets — Investor Class Shares	$2,066,584,054
Shares Outstanding — Investor Class (100,000,000 shares authorized, par value $0.001)	42,133,207

Net Asset Value (offering price & redemption price per share) — Investor Class Shares	$49.05

Net Assets — Institutional Class Shares	$77,426,758
Shares Outstanding — Institutional Class (100,000,000 shares authorized, par value $0.001)	1,578,308

Net Asset Value (offering price & redemption price per share) — Institutional Class Shares	$49.06

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

INVESTMENT INCOME
Income:
Dividends	$30,697,947

Total Income	30,697,947

Expenses:
Advisory fees (Note 3)	13,531,955
Administrator fees	505,669
Transfer agent fees and expenses — Investor Class Shares	1,825,417
Transfer agent fees and expenses — Institutional Class Shares(a)	1,507
Custodian fees	175,074
Compliance and Treasurer Services fees (Note 3)	157,564
Directors’ fees and expenses (Note 3)	92,295
Professional fees	250,830
Insurance fees	84,877
Registration fees	62,575
Printing Fees — Investor Class Shares	119,310
Printing Fees — Institutional Class Shares(a)	639
Miscellaneous	21,090

Total Expenses	16,828,802
Expense Reimbursements — Institutional Class Shares(a)	(4,056)

Net Expenses	16,824,746

Net Investment Income	13,873,201

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments sold	147,889,027
Net change in unrealized appreciation/(depreciation) on investments	455,080,961

Net realized and unrealized gain on investments	602,969,988

Net increase in net assets from operations	$616,843,189

(a)	Institutional Class commenced operations December 9, 2013.

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Operations:
Net investment income	$13,873,201	$13,899,858
Net realized gain on investments sold	147,889,027	68,625,035
Net change in unrealized appreciation on investments	455,080,961	197,889,722

Increase in net assets from operations	616,843,189	280,414,615

Dividends to shareholders from net investment income:
Investor Class	(13,540,219)	(13,720,813)
Institutional Class(a)	(236,921)	—

Total dividends to shareholders	(13,777,140)	(13,720,813)

Net capital share transactions (Note 6):
Investor Class	(25,899,521)	(364,091,527)
Institutional Class(a)	75,419,208	—

Total capital share transactions	49,519,687	(364,091,527)

Total increase (decrease)	652,585,736	(97,397,725)
Net assets:
Beginning of the year	1,491,425,076	1,588,822,801

End of the year (Including accumulated undistributed net investment income of $135,739 and $39,677, respectively)	$2,144,010,812	$1,491,425,076

(a)	Institutional Class commenced operations December 9, 2013.

See Notes to Financial Statements.

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013

1.    Organization

Sound Shore Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on February 19, 1985 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”). The investment objective of the Fund is growth of capital.

The total number of shares of common stock which the Fund is authorized to issue is 200,000,000, par value $0.001 per share of which 100,000,000 shares are designated to the Investor Class and 100,000,000 shares are designated to the Institutional Class. The Board may, without shareholder approval, classify or re-classify any unissued shares into other classes or series of shares.

Each share of the Fund has equal divided, distribution, liquidation and voting rights (except as to matters relating exclusively to one class of shares), and fractional shares have those rights proportionately.

2.    Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent liabilities, if any, at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

The following represent significant accounting policies of the Fund:

a.  Security Valuation

Exchange-traded securities including those traded on the National Association of Securities Dealers’ Automated Quotation system (“NASDAQ”), are valued at the last quoted sale price as provided by independent pricing services as of the close of trading on the system or exchange on which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked prices. Non-exchange-traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Fixed-income securities may be valued at prices supplied by the Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end regulated investment companies are valued at net asset value (“NAV”). Short-term instruments with remaining maturities of 60 days or less may be valued at amortized cost.

The Fund values securities at fair value pursuant to procedures adopted by the Board of Directors if market quotations are not readily available (including a short and temporary lapse in the provision of a price by the regular pricing source) or, if in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2013

limited to, the following: (i) only a bid price or an asked price is available, (ii) the spread between the bid price and the asked price is substantial, (iii) the frequency of sales, (iv) the thinness of the market, (v) the size of reported trades, and (vi) actions of the securities markets, such as the suspension or limitation of trading. Fair valuation is based on subjective factors and, as a result, the fair value price of an asset may differ from the asset’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a NAV different from one determined by using market quotations.

Valuation inputs used to determine the value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 - quoted prices in active markets for identical assets
•	Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the valuation procedures noted previously, equity securities (including exchange traded securities and other open-end regulated investment companies) are generally categorized as Level 1 securities in the fair value hierarchy. Fixed-income securities and short-term instruments are generally categorized as Level 2 securities in the fair value hierarchy. Investments for which there are no quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

The following table summarizes the Fund’s investments categorized in the fair value hierarchy as of December 31, 2013:

Security Type	Level 1	Level 2	Level 3	Total Investments in Securities
Common Stocks	$2,121,604,737	$—	$—	$2,121,604,737
Short-Term Investments	$23,177,475	$—	$—	$23,177,475

Total Investments	$2,144,782,212	$—	$—	$2,144,782,212

At December 31, 2013, all equity securities and open-end mutual funds were included in Level 1 in the table above. Please refer to the Schedule of Investments to view equity securities categorized by industry type.

The Fund’s policy is to disclose transfers between Levels based on valuations at the end of the reporting period. There were no transfers between Levels for the year ended December 31, 2013, based on the valuation input Levels on December 31, 2012.

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2013

b.  Security Transactions, Investment Income and Expenses

Security transactions are recorded on a trade date basis. Realized gain and loss on investments sold are recorded on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding tax, which is accrued as applicable. Investment income, realized and unrealized gains and losses and certain Fund-level expenses are allocated to each class based on relative average daily net assets. Certain expenses are incurred at the class level and charged directly to that particular class. Class level expenses are denoted as such on the Fund’s Statement of Operations.

c.  Dividends to Shareholders

Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to class-specific fee waivers and expenses. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Capital gains, if any, are distributed to shareholders at least annually. The Fund determines its net investment income and capital gains distributions in accordance with income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

d.  Federal Taxes

The Fund intends to qualify each year as a regulated investment company and to distribute substantially all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to federal taxation. Therefore, no federal income or excise tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally, the last three tax year-ends 2010-2012, and the interim tax period since then). Further, management of the Fund is also not aware of any uncertain tax positions that would require the Fund to record a tax liability and, therefore, there is no impact to the Fund’s financial statements.

3.    Investment Advisory and Other Services

Investment Adviser

The Fund’s investment adviser is Sound Shore Management, Inc. (the “Adviser”). Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, accrued daily and paid monthly at an annual rate of 0.75% of the

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2013

Fund’s average daily net assets. Pursuant to an expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to reimburse all of the ordinary expenses of the Institutional Class, excluding its advisory fees, interest, taxes, securities lending costs, brokerage commissions and acquired fund fees and expenses and extraordinary expenses and all litigation until at least January 1, 2015. This reimbursement is shown on the Statement of Operations as a reduction of expenses.

Other Services

Citi Fund Services Ohio, Inc. (“Citi”) provides certain administration, portfolio accounting and transfer agency services to the Fund.

The Fund also has agreements with various financial intermediaries and “mutual fund supermarkets” under which customers of these intermediaries may purchase and hold Fund shares. These intermediaries effectively provide sub-transfer agent services that the Fund transfer agent would have otherwise had to provide. In recognition of this, the transfer agent, the Fund and the Fund’s Adviser have entered into an agreement whereby the transfer agent agrees to pay financial intermediaries a portion of the amount denoted on the Statement of Operations as “Transfer agent fees and expenses Investor Class Shares” that it receives from the Fund for its services as transfer agent for the Investor Class and the Adviser agrees to pay the excess, if any, charged by a financial intermediary for that class.

Foreside Fund Services, LLC is the Fund’s distributor (the “Distributor”). The Distributor is neither affiliated with the Adviser, Citi nor its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.

Pursuant to a Compliance Services Agreement with the Fund, Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides a Chief Compliance Officer and Anti-Money Laundering Officer to the Fund as well as some additional compliance support functions. Under a Treasurer Services Agreement with the Fund, Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides a Treasurer to the Fund. Neither the Distributor, FCS, FMS, nor their employees that serve as officers of the Fund, have any role in determining the investment policies of or securities to be purchased or sold by the Fund.

The Fund paid each director who is not an “interested person” of the Fund, as defined in Section 2(a)(19) of the Act (“Independent Director”), quarterly fees of $1,250, plus $5,000 per quarterly in-person meeting, $2,000 per quarterly meeting attended telephonically and $1,000 per special meeting attended in person or telephonically for the first three quarters of 2013. Effective October 30, 2013, each Independent Director received quarterly fees of $2,500 plus $10,000 per quarterly in-person meeting, $4,000 per quarterly meeting attended telephonically, and $2,000 per special meeting attended in-person or telephonically and the Chairman of the Audit Committee received a quarterly fee of $1,250.

Certain Officers and Directors of the Fund are officers, directors, or employees of the aforementioned companies.

4.    Purchases and Sales of Securities

The cost of securities purchased and the proceeds from sales of securities (excluding short-term investments) for the year ending December 31, 2013 aggregated $836,631,503 and $766,310,758, respectively.

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2013

5.    Federal Income Tax and Investment Transactions

Distributions during the fiscal years ending as noted were characterized for tax purposes as follows:

	December 31, 2013	December 31, 2012
Ordinary Income	$13,777,140	$13,720,813
Long-Term Capital Gains	—	—

Total Taxable Distributions	13,777,140	13,720,813
Return of Capital	—	—

Total Distributions Paid	$13,777,140	$13,720,813

Components of capital on a federal income tax basis at December 31, 2013, were as follows:

Par Value + Paid-in-capital	$1,467,108,553
Undistributed Ordinary Income	135,739
Capital Loss Carryforwards	(13,460,322)
Net Unrealized Appreciation	690,226,842

$2,144,010,812

There were no permanent book to tax differences for the year ending December 31, 2013. As a result, no amounts were reclassified on the Statement of Assets and Liabilities.

At December 31, 2013, the Fund, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

Capital loss carry forwards subject to expiration:

Expires tax year ending	Capital loss carry forwards
2017	$13,460,322

During the year ended December 31, 2013, the Fund utilized $147,797,392 of its pre-effective capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration (“post-effective capital loss carryforwards”). Post-effective capital loss carryforwards must be utilized prior to the utilization of pre-effective capital loss carryforwards. At December 31, 2013, the Fund had $0 of post-effective capital loss carryforwards.

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2013

6.    Capital Stock

Transactions in capital stock for the periods ended December 31, 2013 and December 31, 2012 were as follows:

	For the Year Ended December 31, 2013
	Investor Class		Institutional Class(a)
	Shares	Amount	Shares	Amount
Sale of shares	10,434,656	$440,596,089	1,575,491	$75,280,682
Reinvestment of dividends	295,203	13,018,686	4,855	236,921
Redemption of shares	(11,315,549)	(479,514,296)	(2,038)	(98,395)

Net increase (decrease) from capital transactions	(585,690)	$(25,899,521)	1,578,308	$75,419,208

(a)	Commenced operations December 9, 2013.

	For the Year Ended December 31, 2012
	Investor Class
	Shares	Amount
Sale of shares	4,925,360	$162,580,220
Reinvestment of dividends	404,789	13,223,339
Redemption of shares	(16,413,576)	(539,895,086)

Net decrease from capital transactions	(11,083,427)	$(364,091,527)

As of December 31, 2013, the Employees’ Profit Sharing Plan of the Adviser owned 625,815 Institutional Class shares which represented 1.43% of the Fund’s Net Assets.

7.    Other Information

On December 31, 2013, two entities, Charles Schwab & Co. Inc. and National Financial Services LLC, held of record in omnibus accounts approximately 63% of the outstanding shares of the Fund on behalf of numerous investors.

8.    Recent Accounting Pronouncements

In June 2013, the FASB issued ASU 2013-08, Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”). The amendments in ASU 2013-08 include an accounting update that modifies the criteria used in defining an investment company under GAAP and sets forth certain measurement and disclosure requirements. This update requires an investment company to measure

SOUND SHORE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Concluded)

DECEMBER 31, 2013

noncontrolling interests in another investment company at fair value and requires an entity to disclose the fact that it is an investment company, and provide information about changes, if any, in its status as an investment company. An entity will also need to include disclosures around financial support that has been provided or is contractually required to be provided to any of its investees. The new guidance is effective for annual reporting periods beginning on or after January 1, 2014. Management is evaluating any impact ASU 2013-08 may have on the Fund’s financial statements.

9.    Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to the report through the date the report was issued.

SOUND SHORE FUND, INC.

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	Year Ended December 31,
	2013	2012	2011	2010	2009
Investor Class Shares
Net Asset Value, Beginning of Year	$34.91	$29.53	$31.82	$28.58	$22.76

Net investment income(a)	0.32	0.29	0.22	0.19	0.22
Net realized and unrealized gain (loss) on investments	14.14	5.39	(2.18)	3.25	5.82

Total from Investment Operations	14.46	5.68	(1.96)	3.44	6.04

Distributions from
Net investment income	(0.32)	(0.30)	(0.23)	(0.20)	(0.22)
Return of capital	—	—	(0.10)	—	—

Total Distributions	(0.32)	(0.30)	(0.33)	(0.20)	(0.22)

Net Asset Value, End of Year	$49.05	$34.91	$29.53	$31.82	$28.58

Total Return	41.53%	19.32%	(6.18)%	12.13%	26.64%
Ratios/Supplemental Data
Net Assets at End of Year (in thousands)	$2,066,584	$1,491,425	$1,588,823	$1,927,863	$2,116,522
Ratios to Average Net Assets:
Expenses	0.93%	0.94%	0.94%	0.94%	0.94%
Net Investment Income	0.77%	0.89%	0.69%	0.66%	0.89%
Portfolio Turnover Rate(b)	44%	56%	61%	64%	97%

(a)	Calculated using the average shares outstanding for the period.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

SOUND SHORE FUND, INC.

FINANCIAL HIGHLIGHTS (Concluded)

For the Period December 9, 2013 to December 31, 2013(a)
Institutional Class Shares
Net Asset Value, Beginning of Period	$47.78

Net investment income(b)	0.01
Net realized and unrealized gain (loss) on investments	1.42

Total from Investment Operations	1.43

Distributions from
Net investment income	(0.15)

Total Distributions	(0.15)

Net Asset Value, End of Period	$49.06

Total Return(c)	3.00%
Ratios/Supplemental Data
Net Assets at End of Period (in thousands)	$77,427
Ratios to Average Net Assets(d):
Expenses (gross)(e)	0.87%
Expenses (net)	0.75%
Net Investment Income	0.45%
Portfolio Turnover Rate(f)	44%

(a)	Commenced operations December 9, 2013.
(b)	Calculated using the average shares outstanding for the period.
(c)	Not annualized.
(d)	All ratios for the period have been annualized.
(e)	Reflects expense ratio in the absence of an expense limitation agreement.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

Sound Shore Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Sound Shore, Fund, Inc. (the “Fund”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of Sound Shore Fund, Inc. as of December 31, 2013, the results of its operations for the year then ended, the change in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

New York, New York

February 27, 2014

SOUND SHORE FUND, INC.

DECEMBER 31, 2013

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 through December 31, 2013.

Actual Expenses - The Actual Return lines of the table below provide information about actual account values and actual expenses for each share class. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual Return line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes - The Hypothetical Return lines of the table below provide information about hypothetical account values and hypothetical expenses based on each class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the Hypothetical Return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013		Expenses Paid During Period
Investor Class Actual Return	$1,000.00	$1,191.90		$5.14	*
Investor Class Hypothetical Return	$1,000.00	$1,020.52		$4.74	*
Institutional Class Actual Return	$1,000.00	$1,030.00	**	$0.46	**
Institutional Class Hypothetical Return	$1,000.00	$1,021.42		$3.82	***

*	Expenses for the Investor Class are equal to the Class’ annualized expense ratio of 0.93%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent one-half year period.

**	Institutional Class Actual Return Ending Account Value represents the actual performance from the Class’ inception on December 9, 2013 through December 31, 2013. Expenses for the Institutional Class are equal to the Class’ annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 22/365 to reflect the most recent period.

***	Expenses for the Institutional Class are equal to the Class’ annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent one-half year period.

SOUND SHORE FUND, INC.

DECEMBER 31, 2013

Federal Tax Status of Dividends Declared during the Fiscal Year (Unaudited)

Income Dividends - For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. All net investment income dividends were ordinary income. The Fund paid income dividends of $13,777,140 for the tax year ended December 31, 2013, of which $0 were short-term capital gain dividends. The Fund designated 100% of its income dividend distributed as qualifying for the corporate dividends-received deductions (DRD) and 100% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund also designates 0% of its income dividends as qualified interest income (QII) and 0% as qualified short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 551-1980 or by visiting the Fund’s web site at http://www.soundshorefund.com. This information is also available on the SEC’s web site at http://www.sec.gov under the name of the Sound Shore Fund.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available, without charge and upon request, by calling (800) 551-1980 or by visiting the Fund’s web site at http://www.soundshorefund.com. This information is available on the SEC’s web site at http://www.sec.gov under the name of the Sound Shore Fund.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This information is available on the SEC’s web site at http://www.sec.gov under the name of the Sound Shore Fund. It may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SOUND SHORE FUND, INC.

DECEMBER 31, 2013

Directors and Officers of the Fund

The following is relevant information regarding Directors and Officers of the Fund:

Name, Address and Age	Position(s) With the Fund	Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director

Independent Directors
Harry W. Clark c/o Sound Shore Fund, Inc. 3435 Stelzer Road Columbus, OH 43219 Age: 64	Director; Audit Committee (member); Nominating Committee (member); Valuation Committee (member)	January 23, 2006 to present	Managing Partner, Stanwich Group LLC (public policy consulting firm) since January 200l; Senior Counselor, Brunswick Group LLC (international financial communications consulting firm) since January 2005; Senior Director, Albright Stonebridge Group (international political risk consultancy) since May, 2012.	Member, Executive Committee of the Board of Directors, Center for International Private Enterprise since 2008; Director, U.S. Chamber of Commerce Foundation since 2005.

H. Williamson Ghriskey, Jr. c/o Sound Shore Fund, Inc. 3435 Stelzer Road Columbus, OH 43219 Age: 69	Director; Audit Committee (member); Nominating Committee (member); Valuation Committee (member)	January 23, 2006 to present	Senior Managing Director/Portfolio Management, First Republic Investment Management (investment counseling firm) since September 1978.	Past President of Investment Advisor Association 1990 - 1992.

David Blair Kelso c/o Sound Shore Fund, Inc. 3435 Stelzer Road Columbus, OH 43219 Age: 61	Lead Independent Director; Audit Committee (Chair); Nominating Committee (Chair); Valuation Committee (member); Audit Committee Financial Expert	January 23, 2006 to present	Managing Partner, Kelso Advisory Services (consulting firm), since October 2003; Trustee, Connecticut College, since October 2007; Director, Round Hill Development Corp. (resort development firm), since 2006; Director, Aspen Holdings, Inc. (insurance firm), (2005 - April 2011); Executive Vice President, Strategy & Finance, Aetna, Inc. (insurance firm); Chairman, Aetna Life Insurance Company, (September 2001 - September 2003); Chief Financial Officer, Executive Vice President, and Managing Director, Chubb, Inc. (insurance firm), August 1996 - August 2001.	Director, EXL Service Holdings, Inc. (since July 2006) Director, Assurant, Inc. (since March 2007).

SOUND SHORE FUND, INC.

DECEMBER 31, 2013

Directors and Officers of the Fund

Name, Address and Age	Position(s) With the Fund	Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director

Interested Directors(2)
Harry Burn, III 8 Sound Shore Drive Greenwich, Connecticut 06830 Age: 69	Chairman and Director; Valuation Committee (member)	April 1985 to present (Chairman September 1992 to present)	Co-Chairman and Director, Sound Shore Management, Inc., since 1978; Chartered Financial Analyst.

T. Gibbs Kane, Jr. 8 Sound Shore Drive Greenwich, Connecticut 06830 Age: 66	President and Director, Valuation Committee (member)	April 1985 to present	Co-Chairman and Director, Sound Shore Management, Inc. since 1977; Chartered Financial Analyst.

Officers
Lowell E. Haims 8 Sound Shore Drive Greenwich, Connecticut 06830 Age: 46	Secretary, Valuation Committee (Chair)	October 2010 to present	Chief Administrative Officer, Sound Shore Management, Inc., since October 2005; Chief Compliance Officer, Sound Shore Management Inc., since June 2007; Chartered Financial Analyst.

Charles S. Todd Three Canal Plaza, Suite 100 Portland, Maine 04101 Age: 42	Treasurer	June 2009 to present	Foreside Management Services, LLC, Business Head, Sarbanes-Oxley Services (Since 2012); Director, (2008-2012); Vice President/ Assistant Vice President within the Fund Administration Department of J.P. Morgan Investor Services Co. (June 2000 - December 2008).

Julie Walsh 10 High Street, Suite 302A Boston, Massachusetts 02110 Age: 43	Chief Compliance Officer	May 2011 to present	Managing Director, Foreside Compliance Services, LLC (May 2010 to present); Compliance Marketing Consultant, Grantham, Mayo, Van Otterloo & Co. LLC (May 2008 - May 2010); Chief Compliance Officer, Grantham, Mayo, & Van Otterloo LLC (April 1995 - May 2008)

(1)	Term of Service is until his/her successor is elected or qualified or until his/her earlier resignation or removal.
(2)	Harry Burn, III and T. Gibbs Kane, Jr. are “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act by virtue of their position as shareholders, senior officers, and Directors of the Adviser. Each is a portfolio manager of the Fund.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Directors. The SAI is available for free, by contacting the Fund at (800) 551-1980.

(This page intentionally left blank)

Investment Adviser

Sound Shore Management, Inc.

Greenwich, Connecticut

Administrator

Citi Fund Services Ohio, Inc.

Columbus, Ohio

Distributor

Foreside Fund Services, LLC

Portland, Maine

www.foreside.com

Transfer and Distribution Paying Agent

Citi Fund Services Ohio, Inc.

Columbus, Ohio

Custodian

Citibank, N.A.

New York, New York

Fund Counsel

Dechert LLP

New York, New York

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

New York, New York

107-AR-1213

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s objectives and policies, experience of its management, and other information.

SOUND SHORE FUND, INC.

3435 Stelzer Road

Columbus, OH 43219

http://www.soundshorefund.com

(800) 551-1980

Annual Report

DECEMBER 31, 2013

Item 2. Code of Ethics.

Sound Shore Fund, Inc. maintains a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by the Report, there were no amendments to the Code of Ethics as filed nor were there any waivers from its provisions granted.

Item 3. Audit Committee Financial Expert.

The Board of Directors has determined that David Blair Kelso, who meets the definition of an independent director as specified by Item 3, is an “audit committee financial expert” as that term is defined by applicable regulator guideline.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $47,100 in 2013 and $43,300 in 2012.

(b)	Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item 4 were $1,750 in 2013 and $0 in 2012.

(c)	Tax Fees – The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning (“Tax Fees”) were $4,750 in 2013 and $4,600 in 2012. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d)	All Other Fees – There were no other fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	Pre-Approval Requirements for Audit and Non-Audit Services. The Audit Committee reviews and approves in advance all audit and “permissible non-audit services” to be provided to Sound Shore Management, Inc. (“Sound Shore Management”), the Fund’s investment adviser, by the Fund’s independent auditor if the engagement relates to the operations and financial reporting of the Fund. The Audit Committee considers whether fees paid by Sound Shore Management for audit and permissible non-audit services are consistent with the independent auditor’s independence. Pre-approval of any permissible non-audit services provided to the Fund is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to its auditor during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or its authorized delegate(s). Pre-approval of permissible non-audit services rendered to Sound Shore Management is not required if provided. The Audit Committee may delegate to one or more of its members authority to pre-approve permissible non-audit services to be provided to the Fund. Any pre-approval determination of a delegate will be presented to the full Audit Committee at its next meeting.

(e)(2)	No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2- 01 of Regulation S-X.

(f)	Not applicable as less than 50%.

(g)	The aggregate fees billed in the Reporting Periods for Non-Audit Services by the principal accountant to the Registrant and Sound Shore Management were $31,200 in 2013 and $13,250 in 2012.

(h)	The Registrant’s Audit Committee considers the provision of any non-audit services rendered to the investment adviser, to the extent applicable, in evaluating the independence of the Registrant’s principal accountant. Any services provided by the principal accountant to the Registrant or to Sound Shore Management requiring pre-approval were pre-approved.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Included as part of the report to stockholders under Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report (the “Evaluation Date”) based on their evaluation of the registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) A copy of the Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Sound Shore Fund, Inc.

By (Signature and Title) /s/ T. Gibbs Kane, Jr.
T. Gibbs Kane, Jr., President

Date March 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ T. Gibbs Kane, Jr.
T. Gibbs Kane, Jr., President

Date March 5, 2014

By (Signature and Title) /s/ Charles S. Todd
Charles S. Todd, Treasurer

Date March 5, 2014